UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

(Exact name of registrant as specified in its charter): IndyMac ABS, Inc.

Delaware	333-127617-07	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(626) 535-5555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and December 31, 2004, and for each of the years in the period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2006; SEC File No. 1-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-127617) of the Registrant; and Prospectus Supplement relating to IndyMac Residential Mortgage-Backed Trust, Series 2006-L1 and shall be deemed to be part hereof and thereof.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2006

INDYMAC ABS, INC.

By:	/s/ Victor Woodworth
Name:	Victor Woodworth
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.